Exhibit 99.1

SCAN TO VIEW MATERIALS & VOTE P.O. BOX 1001 ISELIN, NJ 08830 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on January 31, 2023 for shares held directly and by 11:59 P.M. ET on January 26, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PFS2023SM You may attend the meeting via the Internet and vote during the meeting. Have the control number that is printed in the box marked by the arrow below available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on January 31, 2023 for shares held directly and by 11:59 P.M. ET on January 26, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposals 1 and 2. 1. To approve the issuance of Provident Financial Services, Inc. (“Provident”) common stock to holders of Lakeland Bancorp, Inc. (“Lakeland”) common stock pursuant to the Agreement and Plan of Merger, dated as of September 26, 2022 (as it may be amended from time to time), by and among Provident, NL 239 Corp. and Lakeland (the “Provident share issuance proposal”). 2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Provident share issuance proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Provident common stock (the “Provident adjournment proposal”). For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000585947_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com REVOCABLE PROXY PROVIDENT FINANCIAL SERVICES, INC. SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 1, 2023, 10:00 A.M. E.T. THE BOARD OF DIRECTORS OF PROVIDENT FINANCIAL SERVICES, INC. SOLICITS THIS PROXY. The undersigned hereby appoints James Dunigan and John Pugliese or either of them, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote as designated herein all shares of common stock of Provident Financial Services, Inc. (the “Company”) that the undersigned is entitled to vote, only at the Special Meeting of Stockholders (the “Special Meeting”), to be held in a virtual format only, on Wednesday, February 1, 2023 at 10:00 a.m., Eastern Standard Time, and at any and all adjournments or postponements thereof. The undersigned hereby further authorizes such proxies to vote in accordance with their best judgment upon such other matters as may properly come before such Special Meeting and at any and all adjournments or postponements thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE PERSONS APPOINTED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. Should the signer elect to vote at the Special Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth in the Notice of the Special Meeting of Stockholders, voting by Internet or telephone, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Special Meeting. Continued and to be signed on reverse side